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                                                                    Exhibit 10.3


                        AMENDMENT DATED DECEMBER 7, 1999
                                     to the
                      APPLIED EXTRUSION TECHNOLOGIES, INC.
                             1986 STOCK OPTION PLAN


Section 6(f) of the Applied Extrusion Technologies, Inc. 1986 Stock Option Plan is hereby amended and restated in its entirety to read as follows:

               "(f) LIMITED TRANSFERABILITY OF OPTIONS. Except as otherwise determined by the Committee in the case of nonstatutory options, no option may be transferred other than by will or by the laws of descent and distribution and during the participant's lifetime an option may be exercised only by the participant."


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